Business Combinations	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Business Combinations
Business Combinations
On November 22, 2016, we concluded the acquisition of HMI and obtained control through acquiring 100 percent of the issued share capital of HMI, for a total consideration of EUR 3.0 billion. There were no contingent consideration arrangements. The total consideration was allocated to other intangible assets of EUR 606.6 million, other net assets of EUR 259.2 million and goodwill of EUR 2,115.1 million.
Prior to the acquisition, HMI was the world’s leading provider of e-beam inspection tools and solutions for defect control and yield management in the advanced semiconductor manufacturing process for R&D and high volume production. HMI is headquartered in Hsinchu, Taiwan, where the business operations are primarily carried out, next to R&D and technical support. Other sites where HMI is located are in Tainan, Taiwan (R&D and manufacturing), Beijing, China (R&D and manufacturing), San Jose, US (R&D and technical support), Kyungki-do, South-Korea (sales and technical support) and Tokyo, Japan (sales and technical support).
With the acquisition of HMI, we will enter into two new markets, being wafer inspection as well as mask inspection for EUV lithography. In addition, we will expand our efforts in the process control market. The combination of ASML and HMI will allow us to further enhance our product offering at an accelerated pace. The metrology technologies are complementary (in short, HMI provides hardware and ASML’s computational lithography division ASML Brion provides software) and when combined, they will offer the chance to significantly improve process control, and hence yields, for customers. As such, the acquisition further enables us to provide Holistic Lithography and process control.
The following table summarizes the major classes of consideration transferred, and the recognized amounts of the fair value of the identifiable assets distributed and the fair value of the liabilities incurred or assumed at the acquisition date. The amounts recorded for the acquisition as disclosed below are provisional. The measurement period remains open as we may further revise our preliminary purchase price allocation during the remainder of the measurement period when we obtain additional information, which might impact the fair value of assets and liabilities. Under ASC 805, adjustments to provisional fair values and goodwill may be made in the period subsequent to the business combination. The period during which such an adjustment is permitted is limited to 12 months from the date of acquisition.

November 22, 2016
(in thousands)	EUR[1]

Cash and cash equivalents	294,216
Accounts receivable, net	57,899
Current tax assets	146
Inventories, net	111,650
Deferred tax assets	2,000
Other assets, current and non-current	3,209
Other intangible assets, net	606,635
Property, plant and equipment, net	52,068

Assets acquired	1,127,823

Accounts payable	3,741
Current tax liabilities	1,713
Accrued and other liabilities, current and non-current	54,154
Deferred and other tax liabilities	202,390

Liabilities assumed	261,998

Total net identifiable assets	865,825

Consideration for the transaction on November 22, 2016[2]	2,935,511
Fair value of shares[3]	43,983
Fair value of unvested equity awards to be exchanged	1,461
Total consideration transferred	2,980,955

Goodwill on acquisition	2,115,130

1.	Amounts were converted into euro at the rate of TWD/EUR 33.965.

2.
The consideration for the transaction includes an amount of EUR 536.6 million which has been reinvested in ASML through ASML ordinary shares bought by HEC and certain HMI officers (certain HMI shareholders) leaving a net consideration paid in cash of EUR 2,398.9 million.

3.
As part of the consideration transferred, certain HMI shareholders agreed to purchase 5,866,001 ASML ordinary shares for a price of TWD 3,106 (EUR 91.48) per share. These shares were valued at EUR 98.98 being the opening price on Euronext at November 22, 2016. The difference (EUR 44.0 million) between EUR 536.6 million and the fair value of the shares (EUR 580.6 million) at November 22, 2016 is included as purchase consideration.

The majority of the goodwill arising on the acquisition of HMI is attributable to buyer specific synergies, net sales and profits assigned to future multi-beam technology, net sales and profits assigned to next generation single-beam technology and HMI workforce. Synergies relate to the unique combination of HMI's inspection tools and our defect prediction/PFC software.
All goodwill has been allocated to the RU ASML. None of the goodwill recognized is expected to be deductible for income tax purposes.
In the period between the date of acquisition and December 31, 2016 HMI contributed EUR 25.7 million to net sales and a loss of EUR 5.4 million to net income (including a charge of EUR 13.7 million related to the purchase price allocation adjustments).
In 2016, we incurred EUR 18.7 million transaction costs relating to the acquisition of HMI. These costs are included in SG&A.
The following unaudited pro forma summary presents estimated consolidated information of ASML as if the HMI acquisition has occurred on January 1, 2015. These amounts have been calculated after applying our accounting policies and adjusting the results of HMI to reflect the charges and benefits assuming the fair value adjustments had been applied from January 1, 2015 with the consequential tax effects.

	Unaudited		Unaudited
Pro Forma Year ended December 31	2015		2016
(in millions)	EUR		EUR

Total net sales	6,478		6,919
Net income	1,351	[1]	1,504	[2]

1.
Pro forma net income was adjusted to include EUR 47 million of non-recurring costs related to the fair value adjustments to acquisition date inventory and includes EUR 29 million of acquisition related costs incurred in 2016.

2.
Pro forma net income was adjusted to exclude EUR 9 million of non-recurring costs related to the fair value adjustments to acquisition date inventory and excludes EUR 29 million of acquisition related costs incurred in 2016.